511 STKP1
                      SUPPLEMENT DATED NOVEMBER 17, 1997
                             TO THE PROSPECTUS OF
                       Franklin Templeton Money Fund II
                            dated November 1, 1997

The prospectus is amended to replace the second paragraph under "What Distributions Might I Receive from the Fund? - Dividend Options," with the following:

  If you complete the "Special Payment Instructions for Dividends" section of the revision form included with this prospectus, you may direct your dividends to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Dividends may be reinvested only in the same class of shares, except as follows: (i) shareholders who chose to reinvest their distributions in Class I shares of another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) you may reinvest your distributions in shares of any other Franklin Templeton money fund.